Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2014

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Molly A. Grimm
513-870-2768	513-603-5323	513-870-2697

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A

Ratings are as of October 27, 2014, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Third-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2014

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2014	5
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2014	6
CFC Insurance Subsidiaries – Selected Balance Sheet Data	7

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	8
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	9
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	10
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	11
Direct Written Premiums by Line of Business and State	12
Quarterly Property Casualty Data – Commercial Lines	13
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	14
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2014	15
Loss and Loss Expense Analysis – Three Months Ended September 30, 2014	16

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	17
Quarterly Property Casualty Data – Commercial Lines	18
Quarterly Property Casualty Data – Personal Lines	19
Quarterly Property Casualty Data – Excess & Surplus Lines	20

Life Insurance Operations
Statutory Statements of Income	21

CINF Third-Quarter 2014 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas - property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management's control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company's insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management's discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC's Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Third-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Third Quarter 2014
(all data shown is for the three months ended or as of September 30, 2014)

	9/30/2014	Year over year change %			9/30/2014	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$704	(2)		Commercial lines loss and loss expenses	$428	2
Personal lines net written premiums	294	6		Personal lines loss and loss expenses	177	14
Excess & surplus lines net written premiums	39	15		Excess & surplus lines loss and loss expenses	17	0
Property casualty net written premiums	1,037	1		Life and health contract holders' benefits incurred	64	31
Life and accident and health net written premiums	52	4		Underwriting, acquisition and insurance expenses	319	2
Annuity net written premiums	8	1		Interest expenses	13	0
Life, annuity and accident and health net written premiums	60	4		Other operating expenses	3	0
Commercial lines net earned premiums	720	6		Total benefits & expenses	1,021	5
Personal lines net earned premiums	263	8		Income before income taxes	259	42
Excess & surplus lines net earned premiums	42	40		Total income tax	76	49
Property casualty net earned premiums	1,025	7
Fee revenue	3	50		Balance Sheet:
Life and accident and health net earned premiums	46	21
Investment income	138	4		Fixed maturity investments	$9,522
Realized gains on investments	65	195		Equity securities	4,666
Other revenue	3	0		Other invested assets	67
Total revenues	1,280	11		Total invested assets	$14,255

				Loss and loss expense reserves	$4,435
				Life policy and investment contract reserves	2,484
Income:				Long-term debt and capital lease obligations	829
				Shareholders' equity	6,376
Operating income	$140	21
Net realized investment gains and losses	43	187		Key ratios:
Net income	183	40
				Commercial lines GAAP combined ratio	90.7%
				Personal lines GAAP combined ratio	95.0
				Excess & surplus lines GAAP combined ratio	70.2
				Property casualty GAAP combined ratio	91.0
Per share (diluted):
				Commercial lines STAT combined ratio	91.6%
Operating income	$0.85	21		Personal lines STAT combined ratio	93.7
Net realized investment gains and losses	0.26	189		Excess & surplus lines STAT combined ratio	75.8
Net income	1.11	41		Property casualty STAT combined ratio	91.3
Book value	39.01	10
Weighted average shares outstanding, in millions	165.0	0		Value creation ratio	1.8%

CINF Third-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2014

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$3,142	$—	$—	$(1)	$3,141
Life	—	—	186	—	—	186
Accident health	—	—	5	—	—	5
Premiums ceded	—	(132)	(43)	—	—	(175)
Total earned premium	—	3,010	148	—	(1)	3,157
Investment income	33	268	108	—	—	409
Realized gain on investments	26	69	6	—	—	101
Fee revenue	—	5	4	—	—	9
Other revenue	12	1	—	5	(11)	7
Total revenues	$71	$3,353	$266	$5	$(12)	$3,683

Benefits & expenses
Losses & policy benefits	$—	$2,032	$228	$—	$(1)	$2,259
Reinsurance recoveries	—	(27)	(52)	—	1	(78)
Underwriting, acquisition and insurance expenses	—	924	43	—	—	967
Interest expense	39	—	—	1	—	40
Other operating expenses	21	—	—	1	(12)	10
Total expenses	$60	$2,929	$219	$2	$(12)	$3,198

Income before income taxes	$11	$424	$47	$3	$—	$485

Provision (benefit) for income taxes
Current operating income	$(9)	$85	$(7)	$1	$—	$70
Capital gains/losses	9	25	2	—	—	36
Deferred	(4)	3	22	—	—	21
Total provision (benefit) for income taxes	$(4)	$113	$17	$1	$—	$127

Operating income (loss)	$(2)	$267	$26	$2	$—	$293

Net income - current year	$15	$311	$30	$2	$—	$358

Net income - prior year	$5	$349	$38	$2	$1	$395
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2014

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,070	$—	$—	$(1)	$1,069
Life	—	—	59	—	—	59
Accident health	—	—	2	—	—	2
Premiums ceded	—	(45)	(14)	—	—	(59)
Total earned premium	—	1,025	47	—	(1)	1,071
Investment income	12	90	36	—	—	138
Realized gain on investments	16	47	2	—	—	65
Fee revenue	—	2	1	—	—	3
Other revenue	5	—	—	2	(4)	3
Total revenues	$33	$1,164	$86	$2	$(5)	$1,280

Benefits & expenses
Losses & policy benefits	$—	$635	$80	$—	$(1)	$714
Reinsurance recoveries	—	(13)	(16)	—	1	(28)
Underwriting, acquisition and insurance expenses	—	310	9	—	—	319
Interest expense	12	—	—	1	—	13
Other operating expenses	7	—	—	—	(4)	3
Total expenses	$19	$932	$73	$1	$(4)	$1,021

Income (loss) before income taxes	$14	$232	$13	$1	$(1)	$259

Provision (benefit) for income taxes
Current operating income	$(3)	$51	$(3)	$—	$—	$45
Capital gains/losses	5	17	1	—	—	23
Deferred	—	1	7	—	—	8
Total provision for income taxes	$2	$69	$5	$—	$—	$76

Operating income (loss)	$1	$133	$7	$1	$(1)	$141

Net income (loss) - current year	$12	$163	$8	$1	$(1)	$183

Net income - prior year	$2	$117	$11	$1	$—	$131
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Cincinnati Insurance Consolidated
Fixed maturities (fair value)		$6,344	$6,215	$6,111	$6,094	$6,039	$5,994	$6,083
Equities (fair value)		3,121	3,094	3,022	2,990	2,710	2,658	2,645
Fixed maturities - pretax net unrealized gain		379	414	361	312	344	359	532
Equities - pretax net unrealized gain		1,387	1,434	1,349	1,318	1,086	1,040	1,019
Loss and loss expense reserves - STAT		4,112	4,129	4,037	3,945	3,919	3,888	3,826
Equity - GAAP		5,480	5,481	5,384	5,324	5,188	5,143	5,288
Surplus - STAT		4,364	4,332	4,308	4,325	4,173	4,142	4,131

The Cincinnati Life Insurance Company
Fixed maturities (fair value)		$3,102	$3,091	$2,989	$2,946	$2,906	$2,900	$2,979
Equities (fair value)		8	8	14	13	13	13	18
Fixed maturities - pretax net unrealized gain		195	225	186	148	169	181	285
Equities - pretax net unrealized gain		3	3	6	6	6	6	8
Equity - GAAP		893	901	867	833	835	828	869
Surplus - STAT		228	224	232	247	256	272	268

CINF Third-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2014	2013	Change	% Change	2014	2013	Change	% Change
Underwriting income
Net premiums written	$1,037	$1,031	$6	1	$3,156	$2,985	$171	6
Unearned premiums increase	12	77	(65)	(84)	146	232	(86)	(37)
Earned premiums	$1,025	$954	$71	7	$3,010	$2,753	$257	9

Losses incurred	$512	$493	$19	4	$1,690	$1,441	$249	17
Allocated loss expenses incurred	52	42	10	24	142	86	56	65
Unallocated loss expenses incurred	58	58	—	nm	173	173	—	nm
Other underwriting expenses incurred	313	307	6	2	924	891	33	4
Workers compensation dividend incurred	4	4	—	nm	12	12	—	nm

Total underwriting deductions	$939	$904	$35	4	$2,941	$2,603	$338	13
Net underwriting profit	$86	$50	$36	72	$69	$150	$(81)	(54)

Investment income
Gross investment income earned	$92	$91	$1	1	$276	$268	$8	3
Net investment income earned	91	89	2	2	272	263	9	3
Net realized capital gains	30	12	18	150	58	40	18	45
Net investment gains (net of tax)	$121	$101	$20	20	$330	$303	$27	9

Other income	$2	$1	$1	100	$5	$4	$1	25

Net income before federal income taxes	$209	$152	$57	38	$404	$457	$(53)	(12)
Federal and foreign income taxes incurred	$49	$43	$6	14	$89	$124	$(35)	(28)
Net income (statutory)	$160	$109	$51	47	$315	$333	$(18)	(5)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year losses greater than $5,000,000		$7	$11	$—	$7	$5	$11	$—	$12	$11	$19	$16		$23
Current accident year losses $1,000,000-$5,000,000		51	52	23	58	48	31	31	74	62	125	110		167
Large loss prior accident year reserve development		(6)	17	10	(8)	3	24	23	27	47	21	52		44
Total large losses incurred		$52	$80	$33	$57	$56	$66	$54	$113	$120	$165	$178		$234
Losses incurred but not reported		17	(17)	21	50	22	23	27	5	50	22	72		123
Other losses excluding catastrophe losses		432	436	427	358	361	349	344	863	694	1,295	1,054		1,412
Catastrophe losses		11	112	86	29	54	75	10	197	84	208	137		166
Total losses incurred		$512	$611	$567	$494	$493	$513	$435	$1,178	$948	$1,690	$1,441		$1,935
Commercial Lines
Current accident year losses greater than $5,000,000		$7	$11	$—	$7	$5	$11	$—	$12	$11	$19	$16		$23
Current accident year losses $1,000,000-$5,000,000		45	47	18	43	35	28	27	64	55	109	89		132
Large loss prior accident year reserve development		(7)	15	10	(5)	4	14	23	25	37	18	41		36
Total large losses incurred		$45	$73	$28	$45	$44	$53	$50	$101	$103	$146	$146		$191
Losses incurred but not reported		8	(35)	22	35	41	28	22	(12)	50	(4)	91		125
Other losses excluding catastrophe losses		282	292	282	241	227	228	225	574	454	856	682		923
Catastrophe losses		7	59	58	10	36	45	2	116	46	123	82		93
Total losses incurred		$342	$389	$390	$331	$348	$354	$299	$779	$653	$1,121	$1,001		$1,332
Personal Lines
Current accident year losses greater than $5,000,000		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1,000,000-$5,000,000		6	4	4	14	12	3	3	8	6	14	19		32
Large loss prior accident year reserve development		2	2	—	(3)	—	8	—	2	8	4	10		7
Total large losses incurred		$8	$6	$4	$11	$12	$11	$3	$10	$14	$18	$29		$39
Losses incurred but not reported		3	9	(5)	9	(27)	(5)	—	4	(5)	7	(32)		(22)
Other losses excluding catastrophe losses		144	138	138	116	130	109	113	276	222	420	349		466
Catastrophe losses		4	52	27	19	17	29	8	79	37	83	54		72
Total losses incurred		$159	$205	$164	$155	$132	$144	$124	$369	$268	$528	$400		$555
Excess & Surplus Lines
Current accident year losses greater than $5,000,000		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1,000,000-$5,000,000		—	1	1	1	1	—	1	2	1	2	2		3
Large loss prior accident year reserve development		(1)	—	—	—	(1)	2	—	—	2	(1)	1		1
Total large losses incurred		$(1)	$1	$1	$1	$—	$2	$1	$2	$3	$1	$3		$4
Losses incurred but not reported		6	9	4	6	8	—	5	13	5	19	13		20
Other losses excluding catastrophe losses		6	6	7	1	4	12	6	13	18	19	23		23
Catastrophe losses		—	1	1	—	1	1	—	2	1	2	1		1
Total losses incurred		$11	$17	$13	$8	$13	$15	$12	$30	$27	$41	$40		$48

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year losses greater than $5,000,000		0.7%	1.1%	—%	0.7%	0.6%	1.2%	—%	0.6%	0.6%	0.6%	0.6%		0.6%
Current accident year losses $1,000,000-$5,000,000		4.8	5.0	2.3	6.0	5.0	3.5	3.4	3.8	3.4	4.2	4.0		4.5
Large loss prior accident year reserve development		(0.5)	1.7	1.1	(0.8)	0.2	2.6	2.7	1.4	2.7	0.7	1.8		1.2
Total large losses incurred		5.0%	7.8%	3.4%	5.9%	5.8%	7.3%	6.1%	5.8%	6.7%	5.5%	6.4%		6.3%
Losses incurred but not reported		1.7	(1.6)	2.2	5.3	2.2	2.5	3.1	0.2	2.8	0.8	2.6		3.3
Other losses excluding catastrophe losses		42.3	43.4	43.6	37.4	38.2	38.3	38.6	43.5	38.5	43.0	38.3		38.0
Catastrophe losses		1.0	11.1	8.7	3.0	5.5	8.2	1.1	9.9	4.7	6.9	5.0		4.5
Total losses incurred		50.0%	60.7%	57.9%	51.6%	51.7%	56.3%	48.9%	59.4%	52.7%	56.2%	52.3%		52.1%
Commercial Lines
Current accident year losses greater than $5,000,000		1.0%	1.6%	—%	1.0%	0.8%	1.7%	—%	0.8%	0.9%	0.9%	0.8%		0.9%
Current accident year losses $1,000,000-$5,000,000		5.9	6.5	2.6	6.2	5.1	4.4	4.2	4.6	4.3	5.1	4.5		5.0
Large loss prior accident year reserve development		(0.9)	2.1	1.4	(0.7)	0.5	2.2	3.7	1.8	2.8	0.9	2.2		1.4
Total large losses incurred		6.0%	10.2%	4.0%	6.5%	6.4%	8.3%	7.9%	7.2%	8.0%	6.9%	7.5%		7.3%
Losses incurred but not reported		1.1	(4.8)	3.2	5.1	6.0	4.3	3.5	(0.9)	3.9	(0.2)	4.6		4.8
Other losses excluding catastrophe losses		39.6	41.0	40.6	35.6	33.6	35.4	35.6	40.8	35.7	40.2	34.8		35.0
Catastrophe losses		0.8	8.3	8.3	1.6	5.2	6.9	0.3	8.3	3.6	5.8	4.2		3.5
Total losses incurred		47.5%	54.7%	56.1%	48.8%	51.2%	54.9%	47.3%	55.4%	51.2%	52.7%	51.1%		50.6%
Personal Lines
Current accident year losses greater than $5,000,000		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1,000,000-$5,000,000		2.5	1.7	1.4	5.7	5.0	1.3	1.3	1.5	1.3	1.8	2.6		3.4
Large loss prior accident year reserve development		0.8	0.6	0.3	(1.2)	(0.2)	3.3	—	0.5	1.7	0.7	1.3		0.7
Total large losses incurred		3.3%	2.3%	1.7%	4.5%	4.8%	4.6%	1.3%	2.0%	3.0%	2.5%	3.9%		4.1%
Losses incurred but not reported		1.3	3.5	(2.0)	3.9	(11.1)	(2.2)	0.1	0.8	(1.1)	0.9	(4.5)		(2.3)
Other losses excluding catastrophe losses		54.1	53.6	54.5	46.6	53.6	45.8	48.9	54.0	47.4	54.1	49.1		48.5
Catastrophe losses		1.7	20.0	10.6	7.6	6.7	12.4	3.3	15.4	7.9	10.7	7.5		7.5
Total losses incurred		60.4%	79.4%	64.8%	62.6%	54.0%	60.6%	53.6%	72.2%	57.2%	68.2%	56.0%		57.8%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1,000,000-$5,000,000		—	3.1	3.2	3.3	3.6	—	4.2	3.1	2.0	1.9	2.6		2.7
Large loss prior accident year reserve development		(1.3)	—	(0.3)	(0.1)	(4.3)	7.8	—	(0.1)	4.0	(0.5)	1.0		0.8
Total large losses incurred		(1.3)%	3.1%	2.9%	3.2%	(0.7)%	7.8%	4.2%	3.0%	6.0%	1.4%	3.6%		3.5%
Losses incurred but not reported		14.6	25.7	13.1	19.7	25.9	1.0	19.6	19.6	10.1	17.7	15.7		16.8
Other losses excluding catastrophe losses		15.3	15.1	21.6	3.5	15.9	41.4	22.9	18.3	32.5	17.1	26.6		20.3
Catastrophe losses		(0.7)	2.7	3.0	(1.7)	2.4	1.9	0.4	2.8	1.1	1.4	1.6		0.7
Total losses incurred		27.9%	46.6%	40.6%	24.7%	43.5%	52.1%	47.1%	43.7%	49.7%	37.6%	47.5%		41.3%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Third-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year reported claim count greater than $5,000,000		1	2	—	1	1	2	—	2	2	3	3		4
Current accident year reported claim count $1,000,000 - $5,000,000		31	34	15	31	29	21	18	52	41	83	72		108
Prior accident year reported claim count on large losses		13	10	8	10	5	14	20	18	35	26	41		47
Non-Catastrophe reported claim count on large losses total		45	46	23	42	35	37	38	72	78	112	116		159
Commercial Lines
Current accident year reported claim count greater than $5,000,000		1	2	—	1	1	2	—	2	2	3	3		4
Current accident year reported claim count $1,000,000 - $5,000,000		24	30	11	20	21	18	14	43	34	68	56		80
Prior accident year reported claim count on large losses		11	9	7	10	4	12	17	17	30	23	35		42
Non-Catastrophe reported claim count on large losses total		36	41	18	31	26	32	31	62	66	94	94		126
Personal Lines
Current accident year reported claim count greater than $5,000,000		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported claim count $1,000,000 - $5,000,000		6	3	3	10	7	3	3	7	6	13	14		25
Prior accident year reported claim count on large losses		2	1	1	—	1	—	3	1	3	3	5		4
Non-Catastrophe reported claim count on large losses total		8	4	4	10	8	3	6	8	9	16	19		29
Excess & Surplus Lines
Current accident year reported claim count greater than $5,000,000		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported claim count $1,000,000 - $5,000,000		1	1	1	1	1	—	1	2	1	2	2		3
Prior accident year reported claim count on large losses		—	—	—	—	—	2	—	—	2	—	1		1
Non-Catastrophe reported claim count on large losses total		1	1	1	1	1	2	1	2	3	2	3		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Agency State by Line of Business for the Nine Months Ended September 30, 2014
	Commercial Lines							Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Mgmt Liab & Surety	Mach & Equipment	Personal Auto	Home Owner	Other Personal	All Lines	2014	2013
												Total	Total

OH	$111.1	$93.8	$57.5	$—	$6.9	$18.7	$5.5	$99.4	$89.3	$27.6	$9.8	$519.6	$523.4	(2.9)	2.4	9.6	(0.5)
IL	48.6	40.4	23.0	42.4	5.3	5.7	2.6	25.0	23.8	6.7	8.2	231.7	228.2	0.1	2.3	38.1	1.6
IN	41.1	37.8	22.4	24.1	3.0	5.0	2.5	26.3	29.1	6.6	8.1	206.0	204.1	0.1	1.7	(3.7)	0.5
PA	45.6	33.4	29.9	38.7	4.0	5.1	2.2	9.9	7.7	3.0	4.9	184.4	178.1	2.5	8.4	22.9	3.6
GA	28.1	27.6	20.1	10.4	4.2	5.4	1.4	29.9	31.3	8.2	6.8	173.4	162.3	8.0	5.9	0.5	6.8
NC	32.9	33.8	17.3	14.9	6.2	6.3	2.0	23.0	17.8	5.6	4.9	164.7	149.5	7.6	15.1	29.7	10.2
MI	34.0	26.2	16.8	16.1	3.9	5.6	2.1	29.4	21.8	3.8	4.9	164.6	149.6	6.9	16.8	5.5	10.0
TN	26.9	26.9	16.1	8.9	5.1	4.3	1.7	13.6	16.1	4.3	3.2	127.1	118.2	5.1	12.1	41.8	7.6
KY	19.9	24.6	14.3	2.8	2.8	2.3	1.3	21.2	20.1	4.8	3.6	117.7	113.7	2.6	5.5	(3.1)	3.5
AL	19.2	23.5	9.1	1.0	5.0	3.2	1.3	15.5	25.5	5.3	5.5	114.1	103.4	12.3	5.5	33.9	10.3
VA	26.0	21.7	16.7	14.6	2.1	5.5	1.2	8.6	7.7	2.5	4.1	110.7	106.5	2.6	6.6	25.3	4.0
WI	23.4	18.7	11.4	24.5	1.9	2.7	1.7	6.9	7.3	2.8	2.7	104.0	105.7	(2.4)	(0.2)	19.9	(1.5)
MN	22.3	17.0	8.5	7.6	1.6	2.3	1.1	13.4	13.5	4.1	3.3	94.7	89.3	2.2	13.2	23.7	6.3
TX	33.8	22.0	21.1	1.3	0.5	1.7	1.6	—	—	—	11.6	93.6	83.0	9.8	(11.2)	39.3	12.7
MO	21.4	22.5	12.0	10.4	3.4	2.0	1.6	4.8	6.9	1.4	4.8	91.2	87.9	2.5	5.8	19.7	3.8
IA	14.3	15.1	6.4	15.0	1.4	3.4	1.2	3.8	4.5	1.4	1.7	68.2	71.4	(6.0)	2.2	14.5	(4.5)
MD	15.9	9.0	11.8	9.0	1.2	2.1	0.6	4.6	3.8	1.1	1.8	60.9	55.5	5.8	32.0	25.9	9.7
NY	23.4	11.5	8.7	2.3	0.4	2.2	0.9	2.7	1.2	0.3	2.0	55.6	54.3	(2.7)	103.5	34.9	2.2
FL	17.9	13.2	6.1	0.9	0.3	1.6	0.4	4.9	4.9	1.1	3.9	55.2	55.3	10.1	(33.0)	55.5	(0.5)
AR	8.1	13.5	5.7	1.9	2.9	1.4	0.9	6.4	7.3	1.7	2.3	52.1	47.4	4.2	20.0	33.8	9.5
AZ	12.2	7.6	9.8	5.1	0.6	1.0	0.2	3.4	2.5	0.9	1.7	45.0	38.9	12.6	27.2	48.5	15.7
SC	9.4	8.5	6.3	2.8	1.6	1.5	0.4	6.0	4.0	1.1	1.7	43.3	40.1	1.4	29.5	29.2	8.3
KS	8.2	10.2	4.7	5.3	1.2	1.5	0.6	4.0	5.7	1.1	0.8	43.3	43.8	(1.6)	1.5	(15.4)	(1.2)
UT	13.3	6.4	8.6	0.5	0.6	1.9	0.4	6.0	2.9	0.7	1.6	42.9	38.6	11.5	7.7	11.0	10.6
CO	11.8	7.3	8.0	0.4	0.1	0.9	0.5	—	0.2	—	3.6	32.8	26.0	20.7	11.3	98.5	26.0
MT	11.5	7.0	6.3	0.1	0.5	0.5	0.5	2.1	2.1	0.5	0.6	31.7	29.4	7.1	11.2	20.5	7.9
NE	7.0	7.3	3.6	7.1	0.7	1.1	0.5	0.6	0.9	0.2	1.5	30.5	28.2	6.0	2.7	47.5	7.2
ID	9.1	5.8	5.6	0.2	0.5	0.8	0.4	2.4	1.6	0.5	1.0	27.9	24.9	11.0	17.8	16.2	12.2
WV	7.1	6.8	5.3	1.9	0.8	0.5	0.4	—	0.4	0.1	2.2	25.5	24.7	2.0	(2.4)	17.9	3.2
OR	6.3	4.0	4.4	0.1	—	1.0	0.4	1.1	0.5	0.2	2.9	20.9	12.6	63.2	142.5	43.4	64.5
VT	3.2	3.5	2.3	5.0	0.6	1.1	0.2	1.1	1.2	0.3	0.7	19.2	19.8	(4.6)	4.0	6.9	(3.2)
ND	6.5	4.5	3.4	—	0.7	0.7	0.3	0.6	0.7	0.2	0.2	17.8	17.8	(0.2)	11.5	(9.7)	0.5
WA	5.5	3.1	3.4	—	—	1.1	0.3	—	—	—	1.2	14.6	12.6	17.3	3.6	3.0	16.0
NH	3.0	2.4	1.3	2.5	0.4	0.4	0.2	1.4	1.3	0.4	0.5	13.8	13.6	5.2	(2.2)	(23.8)	2.0
NM	4.2	2.4	2.7	0.7	0.1	1.0	0.1	—	—	—	0.7	11.9	9.5	25.6	nm	40.3	26.4
SD	2.6	2.8	1.6	2.6	0.4	0.5	0.2	—	—	—	0.4	11.1	9.9	13.0	(83.3)	4.3	12.4
DE	3.1	2.1	2.1	2.1	0.3	0.3	0.2	—	—	—	0.2	10.4	9.4	10.9	11.6	46.3	11.6
CT	2.8	2.4	1.5	0.9	0.1	0.2	0.2	0.2	0.2	0.1	0.3	8.9	5.3	60.4	nm	73.3	69.1
WY	1.6	1.6	0.8	—	—	0.2	0.1	—	—	—	0.4	4.7	3.8	27.0	1.1	20.3	26.2
All Other	4.1	1.9	2.8	4.7	0.4	1.2	0.3	0.1	(0.1)	(0.1)	1.1	16.4	14.9	10.7	25.1	(8.4)	9.8
Total	$746.4	$629.8	$419.4	$288.8	$71.7	$103.9	$40.2	$378.3	$363.7	$98.5	$121.4	$3,262.1	$3,110.6	3.6	6.4	21.4	4.9
Other Direct	—	2.0	3.5	5.1	—	—	—	7.4	0.2	—	—	18.2	13.8	43.0	18.6	nm	31.9
Total Direct	$746.4	$631.8	$422.9	$293.9	$71.7	$103.9	$40.2	$385.7	$363.9	$98.5	$121.4	$3,280.3	$3,124.4	3.7	6.5	21.4	5.0
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful
CINF Third-Quarter 2014 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Commercial casualty:
Written premiums		$228	$249	$258	$206	$232	$222	$237	$507	$459	$735	$691		$897
Earned premiums		237	234	224	220	221	211	204	458	415	695	636		856
Current accident year before catastrophe losses		60.2%	61.7%	56.3%	54.2%	53.5%	55.7%	60.8%	59.1%	58.2%	59.4%	56.6%		56.0%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(3.6)	(10.5)	3.6	1.9	(8.4)	(15.1)	(11.5)	(3.6)	(13.3)	(3.6)	(11.6)		(8.2)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		56.6%	51.2%	59.9%	56.1%	45.1%	40.6%	49.3%	55.5%	44.9%	55.8%	45.0%		47.8%
Commercial property:
Written premiums		$194	$197	$193	$157	$186	$164	$166	$390	$330	$584	$516		$673
Earned premiums		186	180	171	163	161	152	147	351	299	537	460		623
Current accident year before catastrophe losses		54.3%	50.8%	53.4%	51.3%	49.6%	52.9%	48.9%	52.1%	50.9%	52.9%	50.5%		50.7%
Current accident year catastrophe losses		5.2	25.8	27.7	9.0	19.1	28.4	2.8	26.7	15.8	19.3	17.0		14.9
Prior accident years before catastrophe losses		(3.1)	(9.8)	(0.6)	(2.5)	1.4	(6.0)	2.0	(5.3)	(2.0)	(4.6)	(0.9)		(1.3)
Prior accident years catastrophe losses		(1.3)	(2.3)	(0.9)	(1.9)	(2.0)	(3.2)	(1.9)	(1.6)	(2.6)	(1.5)	(2.4)		(2.3)
Total loss and loss expense ratio		55.1%	64.5%	79.6%	55.9%	68.1%	72.1%	51.8%	71.9%	62.1%	66.1%	64.2%		62.0%
Commercial auto:
Written premiums		$128	$144	$145	$117	$128	$127	$135	$289	$262	$417	$390		$507
Earned premiums		133	132	126	124	124	117	114	258	231	391	355		479
Current accident year before catastrophe losses		69.1%	72.1%	68.0%	70.6%	64.3%	76.3%	59.6%	70.0%	68.1%	69.8%	66.7%		67.8%
Current accident year catastrophe losses		(0.6)	4.1	—	(0.1)	0.9	1.5	0.4	2.1	1.0	1.2	0.9		0.7
Prior accident years before catastrophe losses		9.3	9.0	(0.2)	3.1	(0.4)	(3.2)	2.1	4.5	(0.7)	6.1	(0.5)		0.4
Prior accident years catastrophe losses		—	—	(0.2)	—	(0.2)	(0.3)	(0.2)	(0.1)	(0.2)	(0.1)	(0.2)		(0.2)
Total loss and loss expense ratio		77.8%	85.2%	67.6%	73.6%	64.6%	74.3%	61.9%	76.5%	68.2%	77.0%	66.9%		68.7%
Workers' compensation:
Written premiums		$86	$92	$106	$86	$90	$85	$113	$198	$198	$284	$288		$374
Earned premiums		93	95	92	95	95	87	88	187	175	280	270		365
Current accident year before catastrophe losses		75.0%	83.2%	76.8%	76.9%	78.6%	84.8%	71.8%	80.0%	78.3%	78.4%	78.4%		78.0%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(16.1)	(21.2)	(10.3)	(0.5)	9.3	(17.8)	(8.0)	(15.8)	(12.9)	(15.9)	(5.1)		(3.9)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		58.9%	62.0%	66.5%	76.4%	87.9%	67.0%	63.8%	64.2%	65.4%	62.5%	73.3%		74.1%
Specialty package:
Written premiums		$19	$21	$27	$30	$36	$36	$40	$48	$76	$67	$112		$142
Earned premiums		27	30	36	36	38	37	39	66	76	93	114		150
Current accident year before catastrophe losses		63.7%	76.0%	63.9%	45.0%	56.2%	80.0%	73.5%	69.5%	76.7%	67.8%	69.9%		63.9%
Current accident year catastrophe losses		5.3	42.2	39.9	2.8	22.9	16.1	6.4	40.9	11.2	30.7	15.1		12.1
Prior accident years before catastrophe losses		(3.3)	(13.0)	(6.0)	5.2	9.0	(3.3)	(2.5)	(9.2)	(2.8)	(7.5)	1.1		2.1
Prior accident years catastrophe losses		(2.1)	1.9	(3.0)	(2.4)	(0.1)	(0.6)	(3.4)	(0.7)	(2.0)	(1.1)	(1.4)		(1.6)
Total loss and loss expense ratio		63.6%	107.1%	94.8%	50.6%	88.0%	92.2%	74.0%	100.5%	83.1%	89.9%	84.7%		76.5%
Management liability and surety:
Written premiums		$36	$32	$30	$28	$34	$33	$26	$62	$59	$98	$93		$121
Earned premiums		32	31	31	30	30	30	29	62	59	94	89		119
Current accident year before catastrophe losses		50.9%	58.0%	37.4%	54.4%	57.1%	60.1%	44.5%	47.7%	52.4%	48.7%	54.0%		54.1%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(12.4)	5.8	19.8	(20.8)	(16.3)	4.8	60.8	12.8	32.4	4.3	15.9		6.6
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		38.5%	63.8%	57.2%	33.6%	40.8%	64.9%	105.3%	60.5%	84.8%	53.0%	69.9%		60.7%
Machinery and equipment:
Written premiums		$13	$13	$12	$12	$13	$11	$11	$25	$22	$38	$35		$47
Earned premiums		12	12	12	12	11	11	10	24	21	36	32		44
Current accident year before catastrophe losses		18.5%	18.2%	20.9%	29.6%	26.7%	45.8%	15.0%	19.6%	30.5%	19.2%	29.2%		29.3%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		7.1	(7.0)	(11.0)	1.1	(1.1)	(4.9)	8.0	(9.0)	1.5	(3.5)	0.6		0.7
Prior accident years catastrophe losses		—		—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		25.6%	11.2%	9.9%	30.7%	25.6%	40.9%	23.0%	10.6%	32.0%	15.7%	29.8%		30.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2014 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Personal auto:
Written premiums		$135	$133	$107	$107	$128	$125	$100	$240	$225	$375	$353		$460
Earned premiums		121	117	116	115	112	109	107	233	216	354	328		443
Current accident year before catastrophe losses		73.9%	80.5%	79.5%	73.2%	71.7%	85.4%	66.9%	80.1%	76.3%	77.9%	74.7%		74.3%
Current accident year catastrophe losses		1.1	4.9	0.5	0.4	1.3	1.4	1.4	2.7	1.4	2.2	1.4		1.1
Prior accident years before catastrophe losses		2.0	(1.7)	(3.4)	2.7	(0.4)	(10.2)	7.9	(2.6)	(1.2)	(1.0)	(0.9)		—
Prior accident years catastrophe losses		—	(0.2)	(0.4)	—	(0.4)	(0.4)	(0.3)	(0.3)	(0.4)	(0.2)	(0.4)		(0.3)
Total loss and loss expense ratio		77.0%	83.5%	76.2%	76.3%	72.2%	76.2%	75.9%	79.9%	76.1%	78.9%	74.8%		75.1%
Homeowner:
Written premiums		$123	$128	$98	$105	$118	$116	$89	$226	$205	$349	$323		$428
Earned premiums		110	111	109	105	103	99	96	220	195	330	298		403
Current accident year before catastrophe losses		51.1%	59.5%	61.3%	52.5%	55.2%	50.5%	40.6%	60.4%	45.6%	57.4%	48.9%		49.9%
Current accident year catastrophe losses		4.8	41.5	28.3	16.1	18.7	30.1	9.4	35.0	19.9	25.0	19.5		18.6
Prior accident years before catastrophe losses		(0.7)	3.6	(6.5)	0.2	(3.2)	(7.4)	(0.7)	(1.4)	(4.1)	(1.2)	(3.8)		(2.8)
Prior accident years catastrophe losses		(1.2)	(0.9)	(5.4)	0.6	(4.2)	(2.0)	(2.4)	(3.2)	(2.2)	(2.6)	(2.9)		(2.0)
Total loss and loss expense ratio		54.0%	103.7%	77.7%	69.4%	66.5%	71.2%	46.9%	90.8%	59.2%	78.6%	61.7%		63.7%
Other personal:
Written premiums		$36	$33	$26	$27	$32	$32	$26	$59	$58	$95	$90		$117
Earned premiums		32	30	29	29	29	29	28	59	57	91	86		115
Current accident year before catastrophe losses		59.3%	42.3%	46.5%	57.2%	56.3%	52.5%	56.7%	44.3%	54.5%	49.6%	55.2%		55.7%
Current accident year catastrophe losses		0.4	7.9	7.8	3.1	5.5	4.3	1.5	7.8	2.9	5.2	3.8		3.6
Prior accident years before catastrophe losses		17.3	(5.4)	(1.9)	(2.1)	(39.8)	(17.8)	(1.5)	(3.6)	(9.5)	3.8	(19.9)		(15.4)
Prior accident years catastrophe losses		(0.4)	(0.5)	0.2	0.2	(1.6)	(0.9)	(1.2)	(0.1)	(1.1)	(0.2)	(1.3)		(0.9)
Total loss and loss expense ratio		76.6%	44.3%	52.6%	58.4%	20.4%	38.1%	55.5%	48.4%	46.8%	58.4%	37.8%		43.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Excess & Surplus:
Written premiums		$39	$40	$35	$34	$34	$33	$27	$75	$60	$114	$94		$128
Earned premiums		42	34	33	31	30	28	27	67	55	109	85		116
Current accident year before catastrophe losses		57.8%	75.4%	80.6%	62.6%	67.2%	65.7%	73.6%	77.9%	69.6%	70.2%	68.7%		67.1%
Current accident year catastrophe losses		(0.7)	2.3	3.0	(1.9)	3.4	0.9	0.1	2.6	0.6	1.4	1.6		0.7
Prior accident years before catastrophe losses		(15.4)	(21.3)	(27.1)	(19.9)	(13.7)	(0.7)	(8.8)	(24.1)	(4.7)	(20.8)	(7.9)		(11.2)
Prior accident years catastrophe losses		0.1	0.6	0.1	0.2	(0.9)	1.0	0.3	0.4	0.6	0.2	0.1		0.1
Total loss and loss expense ratio		41.8%	57.0%	56.6%	41.0%	56.0%	66.9%	65.2%	56.8%	66.1%	51.0%	62.5%		56.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF Third-Quarter 2014 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(In millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2014
Commercial casualty	$255	$109	$364	$25	$4	$8	$37	$280	$4	$117	$401
Commercial property	321	27	348	52	(45)	—	7	373	(45)	27	355
Commercial auto	219	37	256	23	18	6	47	242	18	43	303
Workers' compensation	150	29	179	(11)	24	(4)	9	139	24	25	188
Specialty packages	74	13	87	10	(11)	(3)	(4)	84	(11)	10	83
Management liability and surety	50	12	62	(29)	11	3	(15)	21	11	15	47
Machinery and equipment	7	1	8	2	(5)	—	(3)	9	(5)	1	5
Total commercial lines	1,076	228	1,304	72	(4)	10	78	1,148	(4)	238	1,382

Personal auto	221	37	258	14	6	3	23	235	6	40	281
Homeowners	232	21	253	10	(4)	—	6	242	(4)	21	259
Other personal	39	3	42	6	5	—	11	45	5	3	53
Total personal lines	492	61	553	30	7	3	40	522	7	64	593

Commercial casualty & property	14	9	23	8	19	6	33	22	19	15	56
Total excess & surplus lines	14	9	23	8	19	6	33	22	19	15	56
Total property casualty	$1,582	$298	$1,880	$110	$22	$19	$151	$1,692	$22	$317	$2,031

Ceded loss and loss expense incurred for the nine months ended September 30, 2014
Commercial casualty	$17	$1	$18	$(6)	$3	$(2)	$(5)	$11	$3	$(1)	$13
Commercial property	1	—	1	—	(1)	—	(1)	1	(1)	—	—
Commercial auto	2	—	2	—	—	—	—	2	—	—	2
Workers' compensation	12	1	13	(1)	1	—	—	11	1	1	13
Specialty packages	1	—	1	(1)	—	—	(1)	—	—	—	—
Management liability and surety	3	—	3	(7)	—	—	(7)	(4)	—	—	(4)
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	36	2	38	(15)	3	(2)	(14)	21	3	—	24

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	2	—	2	(1)	(1)	—	(2)	1	(1)	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	3	—	3	(1)	(1)	—	(2)	2	(1)	—	1

Commercial casualty & property	1	—	1	—	—	—	—	1	—	—	1
Total excess & surplus lines	1	—	1	—	—	—	—	1	—	—	1
Total property casualty	$40	$2	$42	$(16)	$2	$(2)	$(16)	$24	$2	$—	$26

Net loss and loss expense incurred for the nine months ended September 30, 2014
Commercial casualty	$238	$108	$346	$31	$1	$10	$42	$269	$1	$118	$388
Commercial property	320	27	347	52	(44)	—	8	372	(44)	27	355
Commercial auto	217	37	254	23	18	6	47	240	18	43	301
Workers' compensation	138	28	166	(10)	23	(4)	9	128	23	24	175
Specialty packages	73	13	86	11	(11)	(3)	(3)	84	(11)	10	83
Management liability and surety	47	12	59	(22)	11	3	(8)	25	11	15	51
Machinery and equipment	7	1	8	2	(5)	—	(3)	9	(5)	1	5
Total commercial lines	1,040	226	1,266	87	(7)	12	92	1,127	(7)	238	1,358

Personal auto	220	37	257	14	6	3	23	234	6	40	280
Homeowners	230	21	251	11	(3)	—	8	241	(3)	21	259
Other personal	39	3	42	6	5	—	11	45	5	3	53
Total personal lines	489	61	550	31	8	3	42	520	8	64	592

Commercial casualty & property	13	9	22	8	19	6	33	21	19	15	55
Total excess & surplus lines	13	9	22	8	19	6	33	21	19	15	55
Total property casualty	$1,542	$296	$1,838	$126	$20	$21	$167	$1,668	$20	$317	$2,005

CINF Third-Quarter 2014 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(In millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2014
Commercial casualty	$97	$37	$134	$(7)	$7	$9	$9	$90	$7	$46	$143
Commercial property	114	8	122	(1)	(18)	—	(19)	113	(18)	8	103
Commercial auto	78	12	90	10	2	3	15	88	2	15	105
Workers' compensation	45	9	54	1	1	1	3	46	1	10	57
Specialty packages	26	4	30	(9)	(4)	(1)	(14)	17	(4)	3	16
Management liability and surety	12	4	16	(8)	3	—	(5)	4	3	4	11
Machinery and equipment	3	1	4	—	(1)	—	(1)	3	(1)	1	3
Total commercial lines	375	75	450	(14)	(10)	12	(12)	361	(10)	87	438

Personal auto	74	12	86	8	(1)	1	8	82	(1)	13	94
Homeowners	81	7	88	(17)	(10)	(2)	(29)	64	(10)	5	59
Other personal	16	1	17	4	4	—	8	20	4	1	25
Total personal lines	171	20	191	(5)	(7)	(1)	(13)	166	(7)	19	178

Commercial casualty & property	6	3	9	—	6	3	9	6	6	6	18
Total excess & surplus lines	6	3	9	—	6	3	9	6	6	6	18
Total property casualty	$552	$98	$650	$(19)	$(11)	$14	$(16)	$533	$(11)	$112	$634

Ceded loss and loss expense incurred for the three months ended September 30, 2014
Commercial casualty	$2	$1	$3	$6	$—	$—	$6	$8	$—	$1	$9
Commercial property	—	—	—	1	—	—	1	1	—	—	1
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	3	1	4	(2)	—	—	(2)	1	—	1	2
Specialty packages	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Management liability and surety	1	—	1	(3)	—	—	(3)	(2)	—	—	(2)
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	7	2	9	1	—	—	1	8	—	2	10

Personal auto	—	—	—	—	—	—	—	—	—	—	—
Homeowners	1	—	1	—	—	—	—	1	—	—	1
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	—	—	—	—	1	—	—	1

Commercial casualty & property	1	—	1	—	—	—	—	1	—	—	1
Total excess & surplus lines	1	—	1	—	—	—	—	1	—	—	1
Total property casualty	$9	$2	$11	$1	$—	$—	$1	$10	$—	$2	$12

Net loss and loss expense incurred for the three months ended September 30, 2014
Commercial casualty	$95	$36	$131	$(13)	$7	$9	$3	$82	$7	$45	$134
Commercial property	114	8	122	(2)	(18)	—	(20)	112	(18)	8	102
Commercial auto	77	12	89	10	2	3	15	87	2	15	104
Workers' compensation	42	8	50	3	1	1	5	45	1	9	55
Specialty packages	26	4	30	(8)	(4)	(1)	(13)	18	(4)	3	17
Management liability and surety	11	4	15	(5)	3	—	(2)	6	3	4	13
Machinery and equipment	3	1	4	—	(1)	—	(1)	3	(1)	1	3
Total commercial lines	368	73	441	(15)	(10)	12	(13)	353	(10)	85	428

Personal auto	74	12	86	8	(1)	1	8	82	(1)	13	94
Homeowners	80	7	87	(17)	(10)	(2)	(29)	63	(10)	5	58
Other personal	16	1	17	4	4	—	8	20	4	1	25
Total personal lines	170	20	190	(5)	(7)	(1)	(13)	165	(7)	19	177

Commercial casualty & property	5	3	8	—	6	3	9	5	6	6	17
Total excess & surplus lines	5	3	8	—	6	3	9	5	6	6	17
Total property casualty	$543	$96	$639	$(20)	$(11)	$14	$(17)	$523	$(11)	$110	$622

CINF Third-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums		$958	$974	$956	$854	$915	$879	$845	$1,930	$1,724	$2,888	$2,639		$3,493
Agency new business written premiums		125	133	123	128	141	139	135	256	274	381	415		543
Other written premiums		(46)	(25)	(42)	(74)	(25)	(34)	(10)	(67)	(44)	(113)	(69)		(143)
Reported written premiums – statutory*		$1,037	$1,082	$1,037	$908	$1,031	$984	$970	$2,119	$1,954	$3,156	$2,985		$3,893
Unearned premium change		(12)	(76)	(58)	52	(77)	(74)	(81)	(134)	(155)	(146)	(232)		(180)
Earned premiums		$1,025	$1,006	$979	$960	$954	$910	$889	$1,985	$1,799	$3,010	$2,753		$3,713
Year over year change %
Agency renewal written premiums		5%	11%	13%	11%	13%	10%	11%	12%	11%	9%	11%		11%
Agency new business written premiums		(11)	(4)	(9)	(3)	8	6	25	(7)	15	(8)	12		8
Other written premiums		(84)	26	(320)	(12)	34	(31)	63	(52)	17	(64)	24		9
Reported written premiums – statutory*		1	10	7	8	15	9	15	8	12	6	13		12
Paid losses and loss expenses
Losses paid		$543	$517	$484	$477	$470	$431	$424	$1,001	$855	$1,543	$1,325		$1,802
Loss expenses paid		96	98	100	98	92	90	89	198	179	295	271		369
Loss and loss expenses paid		$639	$615	$584	$575	$562	$521	$513	$1,199	$1,034	$1,838	$1,596		$2,171
Statutory combined ratio
Loss ratio		50.0%	60.7%	57.9%	51.6%	51.7%	56.3%	48.9%	59.4%	52.7%	56.2%	52.3%		52.1%
DCC expense ratio		5.1	3.9	5.2	4.7	4.4	1.1	3.9	4.5	2.4	4.7	3.1		3.5
AO expense ratio		5.6	5.6	6.0	6.3	6.1	6.6	6.2	5.8	6.4	5.7	6.3		6.3
Net underwriting expense ratio		30.6	29.4	29.0	32.8	30.1	30.6	29.9	29.2	30.3	29.7	30.3		30.8
Statutory combined ratio		91.3%	99.6%	98.1%	95.4%	92.3%	94.6%	88.9%	98.9%	91.8%	96.3%	92.0%		92.7%
Contribution from catastrophe losses		1.2	11.4	8.9	3.2	5.7	8.3	1.2	10.2	4.8	7.1	5.1		4.6
Statutory combined ratio excl. catastrophe losses		90.1%	88.2%	89.2%	92.2%	86.6%	86.3%	87.7%	88.7%	87.0%	89.2%	86.9%		88.1%
Commission expense ratio		18.9%	17.9%	17.7%	19.5%	18.5%	18.5%	17.9%	17.8%	18.2%	18.1%	18.3%		18.6%
Other expense ratio		11.7	11.5	11.3	13.3	11.6	12.1	12.0	11.4	12.1	11.6	12.0		12.2
Statutory expense ratio		30.6%	29.4%	29.0%	32.8%	30.1%	30.6%	29.9%	29.2%	30.3%	29.7%	30.3%		30.8%
GAAP combined ratio
GAAP combined ratio		91.0%	100.9%	100.3%	93.9%	93.7%	96.4%	91.2%	100.6%	93.9%	97.3%	93.8%		93.8%
Contribution from catastrophe losses		1.2	11.4	8.9	3.2	5.7	8.3	1.2	10.2	4.8	7.1	5.1		4.6
GAAP combined ratio excl. catastrophe losses		89.8%	89.5%	91.4%	90.7%	88.0%	88.1%	90.0%	90.4%	89.1%	90.2%	88.7%		89.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums		$651	$669	$713	$606	$632	$602	$631	$1,382	$1,233	$2,033	$1,865		$2,471
Agency new business written premiums		89	95	90	92	102	100	97	185	197	274	299		391
Other written premiums		(36)	(16)	(32)	(63)	(15)	(24)	—	(48)	(24)	(84)	(39)		(102)
Reported written premiums – statutory*		$704	$748	$771	$635	$719	$678	$728	$1,519	$1,406	$2,223	$2,125		$2,760
Unearned premium change		16	(34)	(79)	45	(39)	(33)	(97)	(113)	(130)	(97)	(169)		(124)
Earned premiums		$720	$714	$692	$680	$680	$645	$631	$1,406	$1,276	$2,126	$1,956		$2,636
Year over year change %
Agency renewal written premiums		3%	11%	13%	10%	13%	9%	11%	12%	10%	9%	11%		11%
Agency new business written premiums		(13)	(4)	(7)	(4)	13	10	29	(6)	19	(8)	17		11
Other written premiums		(140)	33	nm	(11)	46	(41)	100	(100)	35	(115)	40		16
Reported written premiums – statutory*		(2)	10	6	8	16	8	16	8	12	5	14		12
Paid losses and loss expenses
Losses paid		$368	$347	$327	$327	$306	$286	$297	$674	$585	$1,041	$891		$1,218
Loss expenses paid		74	75	76	75	70	68	68	151	135	226	205		280
Loss and loss expenses paid		$442	$422	$403	$402	$376	$354	$365	$825	$720	$1,267	$1,096		$1,498
Statutory combined ratio
Loss ratio		47.5%	54.7%	56.1%	48.8%	51.1%	54.9%	47.3%	55.4%	51.2%	52.8%	51.2%		50.6%
DCC expense ratio		6.2	4.6	6.4	5.3	5.1	0.6	4.3	5.5	2.5	5.7	3.4		3.9
AO expense ratio		5.7	5.2	5.4	6.3	5.7	6.4	6.2	5.3	6.2	5.4	6.0		6.1
Net underwriting expense ratio		32.2	30.5	28.5	34.0	30.8	31.5	29.0	29.5	30.2	30.3	30.4		31.2
Statutory combined ratio		91.6%	95.0%	96.4%	94.4%	92.7%	93.4%	86.8%	95.7%	90.1%	94.2%	91.0%		91.8%
Contribution from catastrophe losses		1.0	8.6	8.5	1.7	5.4	7.1	0.4	8.5	3.8	6.0	4.4		3.7
Statutory combined ratio excl. catastrophe losses		90.6%	86.4%	87.9%	92.7%	87.3%	86.3%	86.4%	87.2%	86.3%	88.2%	86.6%		88.1%
Commission expense ratio		19.0%	17.7%	16.4%	19.1%	18.0%	17.9%	16.5%	17.0%	17.2%	17.7%	17.4%		17.8%
Other expense ratio		13.2	12.8	12.1	14.9	12.8	13.6	12.5	12.5	13.0	12.6	13.0		13.5
Statutory expense ratio		32.2%	30.5%	28.5%	34.0%	30.8%	31.5%	29.0%	29.5%	30.2%	30.3%	30.4%		31.3%
GAAP combined ratio
GAAP combined ratio		90.7%	96.3%	99.9%	92.7%	93.7%	94.9%	90.8%	98.1%	92.9%	95.6%	93.2%		93.0%
Contribution from catastrophe losses		1.0	8.6	8.5	1.7	5.4	7.1	0.4	8.5	3.8	6.0	4.4		3.7
GAAP combined ratio excl. catastrophe losses		89.7%	87.7%	91.4%	91.0%	88.3%	87.8%	90.4%	89.6%	89.1%	89.6%	88.8%		89.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums		$278	$276	$218	$224	$258	$251	$195	$494	$446	$772	$704		$928
Agency new business written premiums		23	24	21	24	28	30	28	45	58	68	86		110
Other written premiums		(7)	(6)	(8)	(9)	(8)	(8)	(8)	(14)	(16)	(21)	(24)		(33)
Reported written premiums – statutory*		$294	$294	$231	$239	$278	$273	$215	$525	$488	$819	$766		$1,005
Unearned premium change		(31)	(36)	23	10	(34)	(36)	16	(13)	(20)	(44)	(54)		(44)
Earned premiums		$263	$258	$254	$249	$244	$237	$231	$512	$468	$775	$712		$961
Year over year change %
Agency renewal written premiums		8%	10%	12%	10%	12%	11%	11%	11%	11%	10%	11%		11%
Agency new business written premiums		(18)	(20)	(25)	(11)	(10)	3	17	(22)	9	(21)	2		(1)
Other written premiums		13	25	0	(13)	11	(33)	(33)	13	(33)	13	(14)		(14)
Reported written premiums – statutory*		6	8	7	8	10	9	11	8	10	7	10		9
Paid losses and loss expenses
Losses paid		$170	$167	$152	$141	$158	$141	$122	$319	$261	$489	$419		$560
Loss expenses paid		19	20	21	20	19	19	19	41	39	60	58		78
Loss and loss expenses paid		$189	$187	$173	$161	$177	$160	$141	$360	$300	$549	$477		$638
Statutory combined ratio
Loss ratio		60.5%	79.4%	64.8%	62.6%	54.1%	60.6%	53.6%	72.2%	57.2%	68.2%	56.0%		57.8%
DCC expense ratio		1.4	1.6	1.6	1.9	2.1	1.5	1.4	1.6	1.5	1.5	1.7		1.7
AO expense ratio		5.5	6.7	7.7	6.9	7.5	7.4	6.3	7.2	6.8	6.6	7.1		7.0
Net underwriting expense ratio		26.3	26.6	30.5	30.1	28.4	28.5	32.8	28.3	30.4	27.6	29.7		29.8
Statutory combined ratio		93.7%	114.3%	104.6%	101.5%	92.1%	98.0%	94.1%	109.3%	95.9%	103.9%	94.5%		96.3%
Contribution from catastrophe losses		2.0	20.4	10.8	7.7	7.0	12.6	3.5	15.7	8.1	11.0	7.7		7.7
Statutory combined ratio excl. catastrophe losses		91.7%	93.9%	93.8%	93.8%	85.1%	85.4%	90.6%	93.6%	87.8%	92.9%	86.8%		88.6%
Commission expense ratio		17.0%	17.4%	20.5%	19.5%	19.0%	19.0%	21.7%	18.8%	20.2%	18.2%	19.7%		19.7%
Other expense ratio		9.3	9.2	10.0	10.6	9.4	9.5	11.1	9.5	10.2	9.4	10.0		10.0
Statutory expense ratio		26.3%	26.6%	30.5%	30.1%	28.4%	28.5%	32.8%	28.3%	30.4%	27.6%	29.7%		29.7%
GAAP combined ratio
GAAP combined ratio		95.0%	115.8%	103.0%	100.3%	94.5%	100.4%	91.6%	109.4%	96.1%	104.5%	95.5%		96.8%
Contribution from catastrophe losses		2.0	20.4	10.8	7.7	7.0	12.6	3.5	15.7	8.1	11.0	7.7		7.7
GAAP combined ratio excl. catastrophe losses		93.0%	95.4%	92.2%	92.6%	87.5%	87.8%	88.1%	93.7%	88.0%	93.5%	87.8%		89.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums		$29	$29	$25	$24	$25	$26	$19	$54	$45	$83	$70		$94
Agency new business written premiums		13	14	12	12	11	9	10	26	19	39	30		42
Other written premiums		(3)	(3)	(2)	(2)	(2)	(2)	(2)	(5)	(4)	(8)	(6)		(8)
Reported written premiums – statutory*		$39	$40	$35	$34	$34	$33	$27	$75	$60	$114	$94		$128
Unearned premium change		3	(6)	(2)	(3)	(4)	(5)	—	(8)	(5)	(5)	(9)		(12)
Earned premiums		$42	$34	$33	$31	$30	$28	$27	$67	$55	$109	$85		$116
Year over year change %
Agency renewal written premiums		16%	12%	32%	26%	32%	37%	19%	20%	29%	19%	30%		29%
Agency new business written premiums		18	56	20	33	22	(18)	11	37	(5)	30	3		11
Other written premiums		(50)	(50)	0	(100)	(100)	33	(100)	(25)	0	(33)	(20)		(33)
Reported written premiums – statutory*		15	21	30	26	26	22	13	25	18	21	21		22
Paid losses and loss expenses
Losses paid		$5	$3	$5	$9	$6	$4	$5	$8	$9	$13	$15		$24
Loss expenses paid		3	3	3	3	3	3	2	6	5	9	8		11
Loss and loss expenses paid		$8	$6	$8	$12	$9	$7	$7	$14	$14	$22	$23		$35
Statutory combined ratio
Loss ratio		27.9%	46.6%	40.6%	24.7%	43.5%	52.1%	47.2%	43.7%	49.7%	37.6%	47.4%		41.3%
DCC expense ratio		9.5	6.5	8.4	12.1	7.0	9.3	11.9	7.4	10.6	8.2	9.4		10.1
AO expense ratio		4.4	3.9	7.6	4.2	5.5	5.5	6.1	5.7	5.8	5.2	5.7		5.3
Net underwriting expense ratio		34.0	29.1	30.4	29.9	30.9	30.9	33.3	29.7	32.0	31.2	31.6		31.1
Statutory combined ratio		75.8%	86.1%	87.0%	70.9%	86.9%	97.8%	98.5%	86.5%	98.1%	82.2%	94.1%		87.8%
Contribution from catastrophe losses		(0.6)	2.9	3.1	(1.7)	2.5	1.9	0.4	3.0	1.2	1.6	1.7		0.8
Statutory combined ratio excl. catastrophe losses		76.4%	83.2%	83.9%	72.6%	84.4%	95.9%	98.1%	83.5%	96.9%	80.6%	92.4%		87.0%
Commission expense ratio		29.1%	25.8%	26.5%	25.9%	26.3%	26.3%	26.9%	26.1%	26.6%	27.2%	26.5%		26.3%
Other expense ratio		4.9	3.3	3.9	4.0	4.6	4.6	6.4	3.6	5.4	4.0	5.1		4.8
Statutory expense ratio		34.0%	29.1%	30.4%	29.9%	30.9%	30.9%	33.3%	29.7%	32.0%	31.2%	31.6%		31.1%
GAAP combined ratio
GAAP combined ratio		70.2%	85.0%	86.9%	70.4%	86.7%	98.7%	98.0%	85.9%	98.4%	79.9%	94.2%		87.8%
Contribution from catastrophe losses		(0.6)	2.9	3.1	(1.7)	2.5	1.9	0.4	3.0	1.2	1.6	1.7		0.8
GAAP combined ratio excl. catastrophe losses		70.8%	82.1%	83.8%	72.1%	84.2%	96.8%	97.6%	82.9%	97.2%	78.3%	92.5%		87.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2014 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2014	2013	Change	% Change	2014	2013	Change	% Change
Net premiums written	$59	$56	$3	5	$182	$176	$6	3
Net investment income	37	36	1	3	111	107	4	4
Amortization of interest maintenance reserve	1	1	—	0	3	1	2	200
Commissions and expense allowances on reinsurance ceded	1	1	—	0	4	4	—	0
Income from fees associated with Separate Accounts	2	1	1	100	4	3	1	33
Total revenues	$100	$95	$5	5	$304	$291	$13	4

Death benefits and matured endowments	$25	$19	$6	32	$73	$55	$18	33
Annuity benefits	17	12	5	42	47	37	10	27
Disability benefits and benefits under accident and health contracts	—	1	(1)	(100)	1	1	—	0
Surrender benefits and group conversions	6	6	—	0	17	18	(1)	(6)
Interest and adjustments on deposit-type contract funds	3	3	—	0	8	8	—	0
Increase in aggregate reserves for life and accident and health contracts	40	55	(15)	(27)	128	138	(10)	(7)
Payments on supplementary contracts with life contingencies	—	—	—	nm	—	—	—	nm
Total benefit expenses	$91	$96	$(5)	(5)	$274	$257	$17	7

Commissions	$10	$9	$1	11	$28	$29	$(1)	(3)
General insurance expenses and taxes	10	10	—	0	30	32	(2)	(6)
Increase in loading on deferred and uncollected premiums	(1)	—	(1)	nm	(4)	(5)	1	20
Net transfers from Separate Accounts	(2)	—	(2)	nm	(6)	—	(6)	nm
Other deductions	—	—	—	nm	—	—	—	nm
Total operating expenses	$17	$19	$(2)	(11)	$48	$56	$(8)	(14)

Federal and foreign income tax benefit	(3)	(5)	2	40	(6)	(4)	(2)	(50)

Net loss from operations before realized capital gains	$(5)	$(15)	$10	67	$(12)	$(18)	$6	33

Net realized gains net of capital gains tax	—	—	—	nm	—	1	(1)	(100)

Net loss (statutory)	$(5)	$(15)	$10	67	$(12)	$(17)	$5	29
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2014 Supplemental Financial Data